UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

ZENDESK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36456	26-4411091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1019 Market Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 418-7506

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, the Compensation Committee of the Board of Directors of Zendesk, Inc. (the “Company”) approved the Zendesk, Inc. Change in Control Acceleration Plan (the “Acceleration Plan”). The Acceleration Plan provides the Vice Presidents and above of the Company who agree to participate in the Acceleration Plan (together, the “Covered Executives”) with accelerated vesting of their outstanding equity grants in the event that such Covered Executive’s employment with the Company is terminated under certain circumstances following a change in control (as defined in the Acceleration Plan).

In the event that a Covered Executive’s employment is terminated on or within 12 months following the date of a change in control either (i) by the Company other than for cause (as defined in the Acceleration Plan), death or disability, or (ii) by the Covered Executive with good reason (as defined in the Acceleration Plan), all outstanding stock options and other stock-based awards that are subject to time-based vesting and that are then held by the Covered Executive will immediately accelerate and become exercisable or nonforfeitable, as applicable, as of the date of such a termination.

The foregoing discussion is qualified in its entirety by reference to the copy of the Acceleration Plan, which is being filed with this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2015.

Proposal 1. The election of the two nominees listed below to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Caryn Marooney	54,149,926	62,260	11,701,777
Michelle Wilson	50,686,449	3,525,737	11,701,777

Proposal 2. The ratification of the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

For	Against	Abstain
65,774,991	50,423	88,549

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Zendesk, Inc. Change in Control Acceleration Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Alan Black
Alan Black
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

May 15, 2015

Exhibit Index

Exhibit No.	Description

10.1	Zendesk, Inc. Change in Control Acceleration Plan